                                    [PHOTO]



                                                   -----------------------------
                                                     The Chile Fund, Inc.
                                                   -----------------------------
                                                     ANNUAL REPORT
                                                     DECEMBER 31, 1999
                                                   -----------------------------

CONTENTS

Letter to Shareholders ........................................................1

Portfolio Summary .............................................................6

Schedule of Investments .......................................................7

Statement of Assets and Liabilities ...........................................9

Statement of Operations ......................................................10

Statement of Changes in Net Assets ...........................................11

Financial Highlights .........................................................12

Notes to Financial Statements ................................................13

Report of Independent Accountants ............................................17

Results of Annual Meeting of Shareholders ....................................18

Tax Information ..............................................................18

Description of InvestLink-SM- Program ........................................19

Recent Developments ..........................................................22



PICTURED ON THE COVER IS A SCENIC VIEW OF THE ANDES MOUNTAINS LOCATED IN CHILE.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS


                                                                January 31, 2000

DEAR SHAREHOLDER:

I am writing to report on the activities of The Chile Fund, Inc. (the "Fund") for the year ended December 31, 1999.

At December 31, 1999, the Fund's net assets were $218.0 million. The Fund's net asset value ("NAV") was $15.22 per share (net of dividends and distributions paid of $0.65 per share), as compared to $12.59 at December 31, 1998.

PERFORMANCE: HURT MOST BY FORESTRY AND BEVERAGES

For the year ended December 31, 1999, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 28.0%. By comparison, Morgan Stanley Capital International's Chile Index (the "Index")* rose 39.0% during the same period.

I attribute the Fund's underperformance of its Index benchmark to ineffectiveness in industry sector weightings and, to a lesser extent, stock selection.

The most negative influence on overall results came from our allocation to the forestry sector. Chilean diversification requirements for foreign investors kept us from overweighting the shares of Compania de Petroleos de Chile S.A. ("Copec")--the nation's largest private-sector company of any kind and the Fund's second-largest position--as much as we would have liked. Performance thus suffered when Copec and other Chilean forest products names were some of the best performers in the entire Chilean market during 1999.

In food and beverages, stock selection was the culprit. We chose to overweight Embotelladora Andina S.A. ("Andina"), the largest Chilean soft-drink bottler and the Fund's eighth-largest position, relative to Compania Cervecerias Unidas S.A. ("CCU") (Chile's biggest brewer and the Fund's fourth-largest position) for much of the year. Unfortunately for performance, Andina underperformed CCU.

Additional negatives included our retention of the Fund's biggest position in Compania de Telecomunicaciones de Chile S.A. ("CTC"), Chile's national telecommunications giant, which disappointed investors and underperformed accordingly; our underweight (I.E., compared to the Index) in retailers, which fared very well; and our decision to hold some cash in reserve even as the market rose.

To be sure, the Fund also had some bright spots, as we enjoyed strong relative performance in two sectors. The first was mining, in which we reaped the double benefits of an overweight allocation and good stock selection. The second was utilities, in which our stock selection and underweight stance for much of the year paid off when the sector's return was among the lowest in the entire Chilean market.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

THE MARKET: A FOURTH-QUARTER TURNAROUND

The fourth quarter of 1999 was, without question, the best quarter that Chile experienced in quite some time, both in terms of the equity market and economy. A number of factors were notably favorable and may well foreshadow even further gains as 2000 unfolds:

- RISING COMMODITY PRICES. The Chilean economy is heavily dependent on commodities (E.G., copper and pulp), which account for over 50% of the country's exports. Copper alone represents approximately 40% of such exports and is a major source of government revenues. During 1999, the prices of copper and pulp rose 33% and 20%, respectively.

     Largely as a result of these and other improvements in commodity prices, Chile's trade balance experienced a dramatic turnaround and was expected to close the year with a surplus of $1.8 billion. The current account deficit vastly improved as well, with an expected year-end balance of zero.

- STRONGER ECONOMY. Economic growth shot upward, making the fourth quarter the only quarterly period of positive economic growth in the entire year. I expect to see real fourth-quarter gross domestic product (GDP) growth of 4.0% or so, which would raise the full-year GDP figure to -1.0%.

     The depreciation of the Chilean peso halted, furthermore, and should not continue if data for foreign accounts remain positive. Inflation in Chile ended 1999 at an annualized rate of 2.3% (the lowest such rate since
     1938), and interest rates should stay steady, too. All in all, the macroeconomic climate appears poised to nurture significant growth in corporate earnings going forward.

- PENSION FUNDS' RETURN TO DOMESTIC EQUITIES. A major breakthrough during the quarter occurred when Chilean pension funds (known by their Spanish acronym, AFPs) returned to the market and increased their holdings in domestic equities. In past quarters, AFPs-which are Chile's largest institutional investors-had become net equity sellers and invested most of the proceeds in foreign stocks. That this highly conservative investment group should begin to embrace local equities bodes well for the market's near- and longer-term prospects.

     Additional positives included the end of a long-lasting drought, which had played havoc with hydroelectric energy prices (a major contributor to Chile's energy supplies); and renewed confidence on the part of local investors, who have helped to lead the market higher in recent weeks.

--------------------------------------------------------------------------------
2

LETTER TO SHAREHOLDERS


PORTFOLIO STRATEGY: EMPHASIZING RESOURCE-INTENSIVE AND DOMESTIC-FOCUSED
COMPANIES

TOP 10 HOLDINGS, BY ISSUER *

                                                         % OF
      HOLDING                       SECTOR            NET ASSETS
      -------                       ------            ----------
  1.  CTC                          Telecom.              12.6
  2.  Copec                        Forestry              11.4
  3.  Chilectra                 Electric Dist.            9.8
  4.  CCU                         Food & Bev.             6.7
  5.  Endesa                     Electric Gen.            6.1
  6.  Cartones                     Forestry               5.7
  7.  Antofagasta                   Mining                4.3
  8.  Andina                      Food & Bev.             4.2
  9.  Soquimich                   Fertilizer              3.4
 10   Paris                     Cnsmr. Durables           3.3
                                                         ----
      Total                                              67.5
                                                         ----
                                                         ----

-----------------
* Company names and sectors are abbreviations of those found in the chart on page 6.


        SECTOR BREAKDOWN
       (% of net assets)

[CHART]

Electric Dist.          9.82
Electric Gen.           8.97
Fertilizer              3.43
Food/Bev.              15.56
Forestry               17.48
Mining                  5.13
Telecom.               13.83
Retail                  3.19
Other*                 15.92
Banking                 3.38
Consumer durables       3.29

-------------
*Includes basic metals, diversified operations, engineering & construction, financial services, fishery, health care, infrastructure, insurance, investment advisory services, investment companies, machinery & electric, pharmaceuticals, real estate investment & management, steel, textiles, Chilean mutual funds and liabilities in excess of cash and other assets.

I continue to be very optimistic about Chile's outlook for 2000, so much so that I have put nearly all of the Fund's cash reserves to work in the portfolio.

My overall strategy is to emphasize two types of industries: 1) resource-intensive sectors, such as forestry and mining (especially copper), which should continue to perform well if commodity prices keep improving; and
2) domestic-focused businesses, such as retailing, which should benefit from the growth in consumer demand that I anticipate during the coming year.

Among resource-intensive sectors, I have built up positions to the degree I am legally permitted in forestry and copper-related names. I would like to overweight more stocks like these, but as previously noted, Chilean diversification requirements do not allow the Fund to increase certain positions.

As for domestic-focused businesses, an anticipated boost in domestic consumption should drive large earnings gains for Chilean consumer-oriented companies, especially when compared to their relatively weak results in 1999. Retailers should fare best, with consumption expected to increase at double-digit levels during the year's second half. In addition, the supply glut in new retail properties that developed during the 1997-99 period should finally be absorbed by pent-up consumer demand, thus providing further momentum for earnings expansion in the property sector.

In general, there will likely be significant sales increases by department stores, beverage companies, supermarkets, shopping malls and other retailers. I am emphasizing in the portfolio those that should not encounter serious foreign competition.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS


Elsewhere, I continue to underweight telecoms and electric utilities, as all should feel the negative impact of a currently unfavorable regulatory environment. And I am optimistic about construction, which should benefit from rising GDP. I have thus added to the portfolio the shares of a construction company, a steel producer and a diversified supplier to the construction sector.

The final sector of note is banks, in which I remain underweight as their fairly high valuations are offsetting an otherwise positive atmosphere. This is especially true when compared both to other Latin American banks and other Chilean sectors more generally. In my view, the upside potential for the banks is limited, whether by the little scope I see for their price/earnings multiples to expand, or the fact that current prices already reflect expected increases in earnings.

OUTLOOK: BULLISH

As I look back and reflect upon the major achievements of the Chilean economy and equity market during 1999, the question I now must ponder is, "Will there be enough good news in 2000 to drive the market further upward?" My response is, "yes."

In support, I offer the following scenario for Chile during 2000:

- Our analysis concludes that economic expansion should continue throughout the year, with GDP rising by close to 6.0%. This should greatly stimulate domestic consumption and, as a result, consumption-driven equities.

- With the price of copper projected to remain above 80 cents per pound (high by recent standards), I would expect to see deficits in the nation's trade and current accounts fall to negligible levels. (Note: it helps in this regard that the largest copper company in Chile is state-owned). The price of pulp, another important Chilean export product, is also recuperating and should do so for some time. In all, we should see excellent foreign account numbers during 2000.

-    Corporate earnings may increase by over 40% during 2000, compared to 1999.

- The newly elected president, Ricardo Lagos, has provided clear signs that he will maintain the market-oriented economic approach of his predecessors over the past decade. This has helped to bolster the confidence of international investors in Chile. Major infusions of foreign capital, combined with well-above-average foreign accounts, should work to stabilize the peso currency at current levels. This suggests that there should also be little or no exchange-rate risk.

- Should the peso hold steady, inflationary pressures should become minimal, and the central bank will not have to raise interest rates much beyond current levels.

As one who has followed Chile for a number of years, I would venture to say that the present investment environment is one of the best--if not the best--I have ever seen there. And I anticipate that it will be as good, if not better, in the near future.

Yet we must be ever-vigilant for the potentially negative impact of major external events on emerging markets as a whole. The old bugaboos of rising global interest rates or a serious correction in the U.S. equity market are still very much with us and must be monitored closely. Be assured that, just as deeply as we investigate the opportunities in the Chilean marketplace, so too do we scrutinize its risks.

--------------------------------------------------------------------------------
4

LETTER TO SHAREHOLDERS

Overall, I remain highly optimistic and believe that investors in Chilean equities have not fully valued the market. I therefore anticipate plenty of upside for Chilean equities going forward, a prospect of which I hope to take advantage as the year progresses.

Sincerely yours,

/s/ Richard W. Watt

Richard W. Watt
President and Chief Investment Officer**

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

  I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management, LLC ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

 II. All business units of Credit Suisse Group have successfully completed their year end processing and reported ready for business without incident. In addition, our systems have been incident-free with no material Y2K issues.

III. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 19 through 21 of this report.

--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Chile Index is an unmanaged index (with no defined investment objective) of Chilean equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., and The First Israel Fund, Inc. He is President and a Director of The Brazilian Equity Fund, Inc., The Latin America Equity Fund, Inc., and The Latin America Investment Fund, Inc.
and President and Chief Investment Officer of The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

PORTFOLIO SUMMARY--AS OF DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

SECTOR ALLOCATION
AS A PERCENT OF NET ASSETS

[CHART]

                                 December 31, 1999    December 31, 1998
Banking                                 3.38              2.29
Consumer Durables                       3.29              1.64
Electric Distribution                   9.82             16.72
Electric Generation                     8.97             13.05
Engineering & Construction              1.43              0.72
Fertilizer                              3.43              3.41
Financial Services                      1.65              2.74
Food & Beverages                       15.56             17.21
Forestry                               17.48             10.75
Infrastructure                          2.00              2.42
Mining                                  5.13              2.26
Real Estate Investment & Management     2.98              2.37
Retail                                  3.19              1.11
Steel                                   2.04              2.12
Telecommunications                     13.83             17.12
Other                                   5.82              4.07


TOP 10 HOLDINGS, BY ISSUER

                                                                                               Percent of
      Holding                                                       Sector                     Net Assets
----------------------------------------------------------------------------------------------------------
  1. Compania de Telecomunicaciones de Chile S.A.             Telecommunications                  12.6
---------------------------------------------------------------------------------------------------------
  2. Compania de Petroleos de Chile S.A.                           Forestry                       11.4
---------------------------------------------------------------------------------------------------------
  3. Chilectra S.A.                                          Electric Distribution                 9.8
---------------------------------------------------------------------------------------------------------
  4. Compania Cervecerias Unidas S.A.                          Food & Beverages                    6.7
---------------------------------------------------------------------------------------------------------
  5. Empresa Nacional de Electricidad S.A.                    Electric Generation                  6.1
---------------------------------------------------------------------------------------------------------
  6. Empresas CMPC S.A.                                            Forestry                        5.7
---------------------------------------------------------------------------------------------------------
  7. Antofagasta Holdings plc                                       Mining                         4.3
---------------------------------------------------------------------------------------------------------
  8. Embotelladora Andina S.A.                                 Food & Beverages                    4.2
---------------------------------------------------------------------------------------------------------
  9. Sociedad Quimica y Minera de Chile S.A.                      Fertilizer                       3.4
---------------------------------------------------------------------------------------------------------
 10. Empresas Almacenes Paris S.A.                             Consumer Durables                   3.3
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                  No. of            Value
Description                                       Shares          (Note A)
---------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-99.97%

BANKING-3.38%
Banco de Credito e Inversiones ..............     833,132      $  6,762,563
SM-Chile, Class B ...........................   7,021,498           616,328
                                                                -----------
                                                                  7,378,891
                                                                -----------
BASIC METALS-0.63%
Ceramicas Cordillera S.A. ...................     316,132         1,372,541
                                                                -----------

CONSUMER DURABLES-3.29%
Empresas Almacenes Paris S.A. ...............   5,851,259         7,179,459
                                                                -----------

DIVERSIFIED OPERATIONS-1.10%
Quinenco S.A. ...............................   2,121,403         2,402,722
                                                                -----------

ELECTRIC DISTRIBUTION-9.82%
Chilectra S.A. ..............................   3,885,531        19,803,556
Chilectra S.A. ADR++ ........................      78,500         1,600,222
                                                                -----------
                                                                 21,403,778
                                                                -----------
ELECTRIC GENERATION-8.97%
Empresa Nacional de
  Electricidad S.A. .........................  28,208,546        13,312,197
Enersis S.A. ................................  13,324,963         6,238,019
                                                                -----------
                                                                 19,550,216
                                                                -----------

ENGINEERING & CONSTRUCTION-1.43%
Besalco S.A. ................................     702,964         1,963,920
Masisa S.A. .................................   2,587,873         1,157,765
                                                                -----------
                                                                  3,121,685
                                                                -----------
FERTILIZER-3.43%
Sociedad Quimica y Minera de
  Chile S.A., Class A .......................   1,563,126         5,045,673
Sociedad Quimica y Minera de
  Chile S.A., Class B .......................     772,022         2,433,746
                                                                -----------
                                                                  7,479,419
                                                                -----------

FINANCIAL SERVICES-1.65%
Invercap S.A. ...............................   7,314,215         3,589,799
                                                                -----------

FISHERY-0.21%
Pesquera Itata S.A. .........................   7,936,619       $   449,455
                                                                -----------

FOOD & BEVERAGES-15.56%
Compania Cervecerias Unidas S.A. ............   2,309,528        14,648,446
Distribucion y Servicio D&S S.A. ............     490,030           627,636
Embotelladora Andina S.A. PNA ...............   1,681,773         5,079,446
Embotelladora Andina S.A. PNB ...............   1,681,773         4,063,557
Embotelladora Arica S.A. ....................   4,664,877         3,786,498
Embotelladora Polar S.A. ....................   2,903,337         1,671,577
Empresas Iansa S.A. .........................   7,669,421           600,813
Vina Concha y Toro S.A. .....................   4,349,433         3,448,347
                                                                -----------
                                                                 33,926,320
                                                                -----------
FORESTRY-17.48%
Compania Chilena de
  Fosforos S.A. .............................     762,465           841,986
Compania de Petroleos de
  Chile S.A. ................................   5,606,206        24,869,437
Empresas CMPC S.A. ..........................   1,200,000        12,390,750
                                                                -----------
                                                                 38,102,173
                                                                -----------
HEALTH CARE-0.85%
Banmedica S.A. ..............................   7,030,511         1,857,992
                                                                -----------
INFRASTRUCTURE-2.00%
Infra Structura 2000*+ ......................  19,568,922         4,364,868
                                                                -----------
INSURANCE-0.23%
Compania de Seguros La Prevision
  Vida S.A.+ ................................     818,209           509,691
                                                                -----------
INVESTMENT ADVISORY SERVICES-0.45%
Administradora de Fondos de
  Pensiones Provida S.A. ....................     672,690           971,416
                                                                -----------
INVESTMENT COMPANIES-0.24%
Banvida S.A. ................................   7,030,511           517,584
                                                                -----------
MACHINERY & ELECTRIC-0.99%
Madeco S.A. NPV .............................   1,946,100         2,149,067
                                                                -----------

--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999 (CONTINUED)
---------------------------------------------------------------------------
                                                  No. of            Value
Description                                       Shares          (Note A)
---------------------------------------------------------------------------
MINING-5.13%
Antofagasta Holdings plc ....................   1,338,500      $  9,374,934
Empresa Minera de Mantos
  Blancos S.A. ..............................   1,115,372         1,810,703
                                                                -----------
                                                                 11,185,637
                                                                -----------
PHARMACEUTICALS-1.03%
Laboratorio Chile S.A. ......................   2,456,182         2,248,699
                                                                -----------
REAL ESTATE INVESTMENT & MANAGEMENT-2.98%
Parque Arauco S.A. ..........................  12,068,000         6,492,459
                                                                -----------
RETAIL-3.19%
Santa Isabel S.A. ...........................   2,509,176         1,728,833
Sociedad Anonima Comercial e
  Industrial Falabella ......................   4,662,465         5,236,747
                                                                -----------
                                                                  6,965,580
                                                                -----------
STEEL-2.04%
Compania Acero del Pacifico S.A. ............   2,414,293         4,443,484
                                                                -----------
TELECOMMUNICATIONS-13.83%
Compania de Telecomunicaciones
  de Chile S.A., Class A ....................   6,062,937        27,467,766
Empresa Nacional de
  Telecomunicaciones S.A. ...................     461,259         2,681,789
                                                                -----------
                                                                 30,149,555
                                                                -----------
TEXTILES-0.06%
Zalaquett S.A.+ .............................   1,496,767      $    141,271
                                                                -----------
TOTAL EQUITY OR EQUITY-LINKED
  SECURITIES (Cost $118,210,942) ........................       217,953,761
                                                                -----------

SHORT-TERM INVESTMENTS-0.31%
CHILEAN MUTUAL FUNDS-0.31%
Fondo Mutuo Security Check
  (Cost $686,250) ...........................     152,157           685,391
                                                                -----------
TOTAL INVESTMENTS-100.28%
  (Cost $118,897,192) (Notes A,D) .......................       218,639,152
LIABILITIES IN EXCESS OF CASH
  AND OTHER ASSETS-(0.28)% ..............................          (612,267)
                                                                -----------
NET ASSETS-100.00% ......................................      $218,026,885
                                                                -----------
                                                                -----------

---------------
*    Not readily marketable security.
+    Security is non-income producing.
++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."
ADR  American Depositary Receipts.
PNA  Preferred Shares, Class A
PNB  Preferred Shares, Class B.

--------------------------------------------------------------------------------
8                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS

Investments, at value (Cost $118,897,192) (Note A) ...........................................................     $218,639,152
Cash (including $2,828 of foreign currencies with a cost of $2,828) (Note A) .................................        1,240,251
Dividends receivable .........................................................................................           13,552
Prepaid expenses and other assets ............................................................................            6,002
                                                                                                                   ------------
Total Assets .................................................................................................      219,898,957
                                                                                                                   ------------

LIABILITIES

Payables:
   Investment advisory fees (Note B) .........................................................................          596,890
   Administration fees (Note B) ..............................................................................           17,612
   Other accrued expenses ....................................................................................          157,570
   Chilean repatriation taxes (Note A) .......................................................................        1,100,000
                                                                                                                   ------------
Total Liabilities ............................................................................................        1,872,072
                                                                                                                   ------------
NET ASSETS (applicable to 14,327,901 shares of common stock outstanding) (Note C) ............................     $218,026,885
                                                                                                                   ------------
                                                                                                                   ------------

NET ASSET VALUE PER SHARE ($218,026,885 DIVIDED BY 14,327,901) ...............................................           $15.22
                                                                                                                   ------------
                                                                                                                   ------------
NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 14,327,901 shares issued and outstanding (100,000,000 shares authorized) ....     $     14,328
Paid-in capital ..............................................................................................      118,910,972
Undistributed net investment income ..........................................................................           32,116
Accumulated net realized loss on investments and foreign currency related transactions .......................         (672,596)
Net unrealized appreciation in value of investments and translation of other assets and liabilities
  denominated in foreign currencies ..........................................................................       99,742,065
                                                                                                                   ------------
Net assets applicable to shares outstanding ..................................................................     $218,026,885
                                                                                                                   ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
See accompanying notes to financial statements.                                9

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME

Income (Note A):
   Dividends ...................................................................     $  5,511,284
   Interest ....................................................................          157,494
   Less: Foreign taxes withheld ................................................          (32,369)
                                                                                     ------------
   Total Investment Income .....................................................        5,636,409
                                                                                     ------------

Expenses:
   Investment advisory fees (Note B) ...........................................        2,326,241
   Custodian fees ..............................................................          349,412
   Administration fees (Note B) ................................................          209,750
   Printing ....................................................................          110,000
   Accounting fees .............................................................          101,588
   Audit and legal fees ........................................................           99,998
   Directors' fees .............................................................           38,001
   Transfer agent fees .........................................................           36,085
   NYSE listing fees ...........................................................           24,290
   Insurance ...................................................................           13,213
   Other .......................................................................           25,980
   Chilean repatriation taxes (Note A) .........................................        1,055,676
                                                                                     ------------
   Total Expenses ..............................................................        4,390,234
                                                                                     ------------
   Net Investment Income .......................................................        1,246,175
                                                                                     ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS

Net realized gain/(loss) from:
   Investments .................................................................       14,489,664
   Foreign currency related transactions .......................................         (262,749)
Net change in unrealized appreciation in value of investments and translation
  of other assets and liabilities denominated in foreign currencies ............       31,509,809
                                                                                     ------------

Net realized and unrealized gain on investments and foreign currency related
  transactions .................................................................       45,736,724
                                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................      $46,982,899
                                                                                     ------------
                                                                                     ------------

--------------------------------------------------------------------------------
10                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           For the Years Ended
                                                                                               December 31,
                                                                                 ----------------------------------------
                                                                                      1999                      1998
                                                                                 -------------             --------------
INCREASE/(DECREASE) IN NET ASSETS

Operations:
   Net investment income ......................................................  $   1,246,175             $    5,489,706
   Net realized gain/(loss) on investments and foreign currency related
     transactions .............................................................     14,226,915                   (799,130)
   Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign
     currencies ...............................................................     31,509,809                (95,516,454)
                                                                                 -------------             --------------
     Net increase/(decrease) in net assets resulting from operations ..........     46,982,899                (90,825,878)
                                                                                 -------------             --------------
Dividends and distributions to shareholders (Note A):
   Net investment income ......................................................     (1,002,953)                (4,584,928)
   Net realized gain on investments ...........................................     (8,310,183)               (31,276,134)
                                                                                 -------------             --------------
      Total dividends and distributions to shareholders .......................     (9,313,136)               (35,861,062)
                                                                                 -------------             --------------
Capital share transactions (Note C):
   Proceeds from 260,948 shares issued in reinvestment of dividends ...........             --                  3,100,355
                                                                                 -------------             --------------
      Total increase/(decrease) in net assets .................................     37,669,763               (123,586,585)
                                                                                 -------------             --------------
NET ASSETS

Beginning of year .............................................................    180,357,122                303,943,707
                                                                                 -------------             --------------
End of year (including undistributed net investment income of $32,116
  for the year ended December 31, 1999) .......................................   $218,026,885              $ 180,357,122
                                                                                 -------------             --------------
                                                                                 -------------             --------------

--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               11

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS-SECTION-
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                   For the Years Ended December 31,
                                       -------------------------------------------------------------------------------------------
                                           1999        1998          1997          1996         1995          1994          1993
                                       -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning
  of year ...........................    $12.59      $21.61         $22.59        $26.45        $26.26         $20.13        $15.55
                                       --------    --------      ---------      --------      --------       --------     ---------
Net investment income ...............      0.09        0.38           0.10          0.47          0.65           0.42+         0.35
Net realized and unrealized
  gain/(loss) on investments
  and foreign currency
  related transactions++ ............      3.19       (6.88)          2.32         (3.44)         0.41           6.24          5.96
                                       --------    --------      ---------      --------      --------       --------     ---------
Net increase/(decrease) in
  net assets resulting from
  operations ........................      3.28       (6.50)          2.42         (2.97)         1.06           6.66          6.31
                                       --------    --------      ---------      --------      --------       --------     ---------
Dividends and distributions
  to shareholders:
   Net investment income ............     (0.07)      (0.32)            --         (0.47)        (0.65)         (0.47)        (0.31)
   Net realized gain on
    investments and foreign
    currency related
    transactions ....................     (0.58)      (2.20)         (3.40)        (0.26)        (0.22)         (0.06)        (0.26)
   In excess of net
    investment income ...............        --          --             --         (0.16)           --             --            --
   In excess of net realized
    gains on investments and
    foreign currency related
    transactions ....................        --          --             --            --            --             --         (0.16)
                                       --------    --------      ---------      --------      --------       --------     ---------
Total dividends and distributions
  to shareholders ...................     (0.65)      (2.52)         (3.40)        (0.89)        (0.87)         (0.53)        (0.73)
                                       --------    --------      ---------      --------      --------       --------     ---------
Dilution due to capital share
  rights offering ...................        --          --             --            --            --             --         (1.00)
                                       --------    --------      ---------      --------      --------       --------     ---------
Net asset value, end of year ........    $15.22      $12.59         $21.61        $22.59        $26.45         $26.26        $20.13
                                       --------    --------      ---------      --------      --------       --------     ---------
                                       --------    --------      ---------      --------      --------       --------     ---------
Market value, end of year ...........   $11.250      $9.063        $17.813       $20.875       $26.000        $23.063       $22.250
                                       --------    --------      ---------      --------      --------       --------     ---------
                                       --------    --------      ---------      --------      --------       --------     ---------
Total investment return (a) .........     31.45%     (33.00)%         3.56%       (16.43)%       16.66%          6.05%        38.82%
                                       --------    --------      ---------      --------      --------       --------     ---------
                                       --------    --------      ---------      --------      --------       --------     ---------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (000 omitted) .....................  $218,027    $180,357       $303,944      $317,012      $370,275       $367,047      $281,031
Ratio of expenses to average
  net assets, including taxes (b) ...      2.16%         --           3.34%         1.96%           --             --            --
Ratio of expenses to average
  net assets, excluding taxes .......      1.64%       1.62%          1.50%         1.48%         1.46%          1.39%         1.72%
Ratio of net investment income
  to average net assets (b) .........      0.61%       2.29%          0.38%         1.79%         2.39%          1.74%         2.47%
Portfolio turnover rate .............     12.01%       5.39%         35.59%         4.82%         2.38%          0.86%        11.29%


                                           For the Years Ended December 31,
                                       --------------------------------------
                                          1992          1991          1990
                                       --------------------------------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning
  of year ...........................    $14.84         $8.72         $7.40
                                       --------       -------      --------
Net investment income ...............      0.39          0.49          0.78
Net realized and unrealized
  gain/(loss) on investments
  and foreign currency
  related transactions++ ............      1.93          7.21          1.17
                                       --------       -------      --------
Net increase/(decrease) in
  net assets resulting from
  operations ........................      2.32          7.70          1.95
                                       --------       -------      --------
Dividends and distributions
  to shareholders:
   Net investment income ............     (0.39)        (0.49)        (0.63)
   Net realized gain on
    investments and foreign
    currency related
    transactions ....................     (1.22)        (1.09)           --
   In excess of net
    investment income ...............        --            --            --
   In excess of net realized
    gains on investments and
    foreign currency related
    transactions ....................        --            --            --
                                       --------       -------      --------
Total dividends and distributions
  to shareholders ...................     (1.61)        (1.58)        (0.63)
                                       --------       -------      --------
Dilution due to capital share
  rights offering ...................        --            --            --
                                       --------       -------      --------
Net asset value, end of year ........    $15.55        $14.84         $8.72
                                       --------       -------      --------
                                       --------       -------      --------
Market value, end of year ...........   $16.563       $11.938        $7.750
                                       --------       -------      --------
                                       --------       -------      --------
Total investment return (a) .........     53.80%        71.05%         7.07%
                                       --------       -------      --------
                                       --------       -------      --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (000 omitted) .....................  $168,580      $160,360       $93,744
Ratio of expenses to average
  net assets, including taxes (b) ...      2.15%         2.13%           --
Ratio of expenses to average
  net assets, excluding taxes .......      1.71%         1.75%         2.04%
Ratio of net investment income
  to average net assets (b) .........      2.17%         3.41%         9.56%
Portfolio turnover rate .............      6.29%        19.32%        12.63%

--------------------------------------------------------------------------------
SECTION Per share amounts prior to July 17, 1995 have been restated to reflect a two-for-one stock split on July 17, 1995.
+         Based on average shares outstanding.
++ Includes a $0.08 and $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1998 and 1995, respectively.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions and has not been annualized.
(b)       Ratios include effect of repatriation taxes.

--------------------------------------------------------------------------------
12                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 1999, the Fund held 2.00% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $4,384,163 and fair value of $4,364,868. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1999, the interest rate was 3.50%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1999, within the Fund's current fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer realized foreign currency losses of $63,554.

The Fund will be subject to and accrues a 10% Chilean repatriation tax with respect to all known and estimated remittances from Chile. The Fund does not accrue repatriation tax with respect to all unrealized gains on Chilean securities, as the Fund does not intend to realize and remit such unrealized gains in the foreseeable future. If all unrealized gains on Chilean securities had been realized and repatriated at December 31, 1999, the Fund would have to pay a repatriation tax of approximately $9,184,273 or $0.64 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in the value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINs: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 1999, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated net realized loss on investments and foreign currency related transactions relating to foreign currency losses of $211,106 to undistributed net investment income.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund. The Fund, subject to local investment limitations, may invest up to 20% of its assets in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At December 31, 1999 the Fund had no such agreements.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), formerly known as BEA Associates, serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets, and 1.10% of amounts over $100 million. For the year ended December 31, 1999, CSAM earned $2,326,241 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 1999, CSAM was reimbursed $20,000 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's Chilean sub-adviser. In return for its services, Celfin is paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.15% of the first $50 million of the Fund's average weekly net assets, 0.10% of the next $50 million of the Fund's average weekly net assets and 0.05% of amounts over $100 million. For the year ended December 31, 1999, these sub-advisory fees amounted to $176,636.

--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million of the Fund's average weekly net assets and 0.04% of amounts in excess of $150 million. For the year ended December 31, 1999, BSFM earned $131,333 for administrative services.

CSAM Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid a fee, out of the advisory fee payable to CSAM, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the value of the Fund's average weekly net assets and an annual reimbursement of out-of-pocket expenses. In addition, AFICE receives a supplemental administration fee and an accounting fee. Such fees are paid by AFICE to Celfin for certain administrative services. For the year ended December 31, 1999, the administration fees, supplemental administration fees and accounting fees amounted to $115,939, $58,417 and $5,589, respectively.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 14,327,901 shares outstanding at December 31, 1999, CSAM owned 14,615 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1999 was $119,904,665. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $98,734,487, was composed of gross appreciation of $107,942,645 for those investments having an excess of value over cost and gross depreciation of $9,208,158 for those investments having an excess of cost over value.

For the year ended December 31, 1999, purchases and sales of securities, other than short-term investments, were $23,227,723 and $29,252,820, respectively.

NOTE E. CREDIT AGREEMENTS

The Fund, along with 10 other U.S. regulated investment companies for which CSAM serves as investment adviser, had a credit agreement with BankBoston, N.A. The agreement provided that each fund was permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time was the aggregate outstanding principal amount of all loans to any of the 11 funds to exceed $25,000,000. The line of credit bore interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The above credit agreement was terminated as of June 30, 1999.

Effective December 15, 1999, the Fund, together with other funds advised by CSAM, established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncancelled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating Funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At December 31, 1999 and during the year ended December 31, 1999, the Fund had no borrowings under the credit agreements.

-------------------------------------------------------------------------------
16

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of The Chile Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Chile Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 15, 2000

--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 11, 1999, the annual meeting of shareholders of The Chile Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                             FOR       WITHHELD     NON-VOTES
----------------                          ---------    --------     ---------
James J. Cattano                          9,581,155     875,449     3,871,297
Richard W. Watt                           9,576,314     880,290     3,871,297

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, Jorge E. Desormeaux,* George W. Landau and William W. Priest, Jr. continue to serve as directors of the Fund.

*Effective December 6, 1999, Jorge E. Desormeaux resigned as a director of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the year ending December 31, 1999.

                                       FOR      AGAINST   ABSTAIN    NON-VOTES
                                   ----------   -------   -------    ---------
                                   10,101,856   308,747   46,001     3,871,297

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 1999) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. Of the $0.65 per share distribution paid in respect of such year, $0.07 was derived from net investment income and $0.58 was derived from net realized long-term capital gains. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1999.

Notification for calendar year 1999 was mailed in January 2000. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
18

DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The Chile Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records,

--------------------------------------------------------------------------------
sends statements of account to participants and performs other duties relating to the Program.

Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

--------------------------------------------------------------------------------
20

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors-(800) 337-1944; Current Shareholders-(800) 730-6001. All correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.





----------------------------------
* InvestLink is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------

RECENT DEVELOPMENTS (UNAUDITED)

Recently, the Securities and Exchange Commission (the "SEC") amended Rule 14a-4(c) under the Securities Exchange Act of 1934 (the "1934 Act"), which governs the Fund's use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Fund's proxy solicitation material pursuant to Rule 14a-8 of the 1934 Act. In light of these amendments, the Fund's Board of Directors reviewed the By-laws of the Fund and made the following material changes: 1) the percentage of ownership needed for stockholders to request a special meeting has been increased from 25% to a majority of the outstanding capital stock of the Fund entitled to vote at such meeting; 2) the advance notice requirements applicable to stockholder proposals at annual meetings and for nominations by stockholders for election to the Board of Directors have been revised to reflect changes in Rule 14a-4(c); 3) the Board's ultimate authority concerning reimbursement of expenses in soliciting proxies for the election of Directors has been clarified; and 4) the power to amend the By-laws is reserved to the Board of Directors. The Fund's By-laws are on file with the SEC and are accessible through the SEC web site (www.sec.gov) or may be obtained from the Secretary of the Fund upon request.

--------------------------------------------------------------------------------
22

SUMMARY OF GENERAL INFORMATION

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1999, CSAM-Americas managed approximately $72.0 billion in assets.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Chile" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "ChileFd". The Fund's New York Stock Exchange trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)


-------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac    Director
James J. Cattano        Director
George W. Landau        Director
William W. Priest, Jr.  Chairman of the Board of Directors
Richard W. Watt         President, Chief Investment Officer and Director
Emily Alejos            Investment Officer
Yarek Aranowicz         Investment Officer
Hal Liebes              Senior Vice President
Michael A. Pignataro    Chief Financial Officer and Secretary
Rocco A. Del Guercio    Vice President
Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019



This report, including the financial statements herein, is sent          CH
to the shareholders of the Fund for their information. It is not     [NYSE LOGO]
a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities
mentioned in this report.
--------------------------------------------------------------------------------
                                                                     3911-AR-99